UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2010

CADENCE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33103	41-2142317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12481 High Bluff Drive, Suite 200, San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 436-1400

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Cadence Pharmaceuticals, Inc. (the “Company”) previously entered into an Amended and Restated Loan and Security Agreement with Oxford Finance Corporation, Silicon Valley Bank and GE Business Financial Services, Inc. (the “Lenders”) dated June 18, 2010, which provided the Company with a growth capital loan facility of up to $30 million. The first advance under the loan facility, in the amount of $20 million, was made in June 2010, and the second advance of $10 million was subject to approval by the U.S. Food and Drug Administration (“FDA”) of the Company’s investigational product candidate, OFIRMEV™ (acetaminophen) injection, on or before December 31, 2010. The loan agreement provided that the interest rate for each applicable drawdown would be equal the greater of (i) 11.25% and (ii) the sum of (a) the one-month U.S. London Interbank Offer Rate (LIBOR) reported in the Wall Street Journal three (3) Business Days prior to the drawdown date plus (b) 10.98%.

On November 22, 2010, the Company entered into an amendment to the loan agreement that provides for a reduced interest rate for the $10 million advance, but does not affect the interest rate for the $20 million initial advance, which is 11.33%. The interest rate for the $10 million advance is 10.08%, which is equal to the greater of (a) 10.08% and (b) the sum of the one-month U.S. LIBOR rate reported in the Wall Street Journal three business days prior to the funding date, plus 9.83%. The Company became eligible to drawdown the remaining $10 million on November 2, 2010, the day the Company received FDA approval for OFIRMEV, and the Lenders made the $10 million advance on November 23, 2010.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the amendment, a copy of which is attached as an exhibit hereto and incorporated herein by reference and the loan agreement, a copy of which is attached as an exhibit to our Form 8-K filed on June 21, 2010.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1=	First Amendment to Amended and Restated Loan and Security Agreement dated November 22, 2010, by and among the Company and Oxford Finance Corporation, Silicon Valley Bank and G.E. Business Financial Services Inc.

10.2	Amended and Restated Loan and Security Agreement dated June 18, 2010, by and among the Company and Oxford Finance Corporation, Silicon Valley Bank and G.E. Business Financial Services Inc., incorporated herein by reference to Exhibit 10.1 Company’s Current Report on Form 8-K (File No. 001-33103) as filed with the SEC on June 21, 2010.

=	Included in this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2010	CADENCE PHARMACEUTICALS, INC.

	By:	/S/ WILLIAM R. LARUE
	Name:	William R. LaRue
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1=	First Amendment to Amended and Restated Loan and Security Agreement dated November 22, 2010, by and among the Company and Oxford Finance Corporation, Silicon Valley Bank and G.E. Business Financial Services Inc.

10.2	Amended and Restated Loan and Security Agreement dated June 18, 2010, by and among the Company and Oxford Finance Corporation, Silicon Valley Bank and G.E. Business Financial Services Inc., incorporated herein by reference to Exhibit 10.1 Company’s Current Report on Form 8-K (File No. 001-33103) as filed with the SEC on June 21, 2010.

=	Included in this Current Report.